Cavium Networks Announces Financial Results for Q1 2010

MOUNTAIN VIEW, CA -- (Marketwire - April 26, 2010) - Cavium Networks, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the first quarter of 2010 ended March 31, 2010.

Revenue in the first quarter of 2010 was $ 41.6 million, a 30% sequential increase from the $32.1 million reported for the fourth quarter of 2009 and an increase of 104% from the $20.4 million reported for the first quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the first quarter of 2010, on a GAAP basis, was $ 3.1 million, or $0.07 per share, compared to a net loss of $4.5 million, or $0.11 per share in the fourth quarter of 2009, and net loss of $6.5 million, or $0.16 per diluted share in the first quarter of last year. Gross margins were 59.6% in the first quarter of 2010 compared to 51.5% in the fourth quarter of 2009 and 46.9% in the first quarter of 2009. Total cash and cash equivalents were $65.7 million at March 31, 2010.

Non-GAAP Results

Cavium Networks believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the first quarter of 2010 exclude expenses totaling $10.0 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related compensation expense and other acquisition related expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Net income for the first quarter of 2010, on a non-GAAP basis, was $6.9 million, or $0.14 per diluted share, compared with non-GAAP net income of $3.8 million, or $0.08 per share in the fourth quarter of 2009. Gross margins, on a non-GAAP basis, were 63.4% in the first quarter of 2010 compared to 58.9% in the fourth quarter of 2009.

"Our record sales and strong sequential sales growth came from strength across multiple markets and geographies. We had record bookings again this quarter for both our chip and software businesses, which is an indicator of the strong trends we are experiencing. Furthermore, non-GAAP gross margins increased 450 basis points sequentially due to improved product mix and reduced manufacturing costs, and operating margins increased 470 basis points sequentially, which shows the continued leverage in our business model," said Syed Ali, president and CEO of Cavium Networks. "Design win traction was very strong, especially for recently introduced products including our Next Generation OCTEON™ II family of multi-core processors as well as our other key product families."

Recent News Highlights:

--  April 22, 2010 - Cavium Networks was ranked as the #1 Multi-core processor supplier by Heavy Reading Report.

--  April 22, 2010 - MontaVista showcased developer tools for multi-core development, Android-based devices, and industrial automation solutions.

--  April 14, 2010 - Cavium Networks demonstrated an OCTEON® processor based secure, scalable, content aware IP storage solution.

--  March 24, 2010 - Renesas and Cavium Networks established a strategic collaboration to deliver optimized reference designs for
    high-performance routers and switches.

--  March 22, 2010 - Cavium Networks and Wind River announced a partnership to develop future generations of Multi-core software solutions based on
    OCTEON processors.

--  March 17, 2010 - ZTE announced that they are deploying multiple, industry leading networking platforms based on Cavium Networks OCTEON processors.

--  March 16, 2010 - MontaVista Software was elected to the GENIVI Alliance board of directors, which is an automotive and consumer electronics industry association driving the development and adoption of an open
    In-vehicle Infotainment (IVI) reference platform.

--  February 15, 2010 - Cavium Networks introduced comprehensive, market leading LTE eNodeB and packet core solutions using OCTEON.

--  February 15, 2010 - Cavium Networks introduced innovative DPI protocol software for 3G/4G core networks based on OCTEON processors.

--  February 15, 2010 - Cavium Networks along with Continuous Computing and
    picoChip announced the industry's first complete end-to-end LTE
    Femtocell reference design.

--  February 11, 2010 - MontaVista's Montabello™ MID Platform won VME
    and Critical Systems magazine Editor's Choice Award for its rapid boot time, efficient power management, wireless connectivity, and common business applications for the Dell LatitudeON.

--  February 08, 2010 - Tata Elxsi Introduced a market-leading LTE software solution optimized for OCTEON Processors.

Conference Call

Cavium Networks, Inc. will broadcast its first quarter 2010 financial results conference call today, April 26th, 2010, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium Networks website at http://www.caviumnetworks.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium Networks

Cavium Networks is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium Networks offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium Networks processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium Network's principal offices are in Mountain View, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.caviumnetworks.com.

Note on Forward-Looking Statements

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, the rate at which existing design wins go into production, pricing pressures; general economic conditions; manufacturing difficulties; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10K filed with the Securities and Exchange Commission on March 1, 2010. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                          CAVIUM NETWORKS, INC.
      Unaudited GAAP Condensed Consolidated Statements of Operations
                 (In thousands, except per share amounts)

                                               Three Months Ended
                                      ------------------------------------
                                        March 31, 2010   December 31, 2009
                                      -----------------  -----------------

Net revenue                           $          41,637  $          32,134
Cost of revenue                                  16,842             15,592
                                      -----------------  -----------------
Gross profit                                     24,795             16,542
                                      -----------------  -----------------
Operating expenses:
    Research and development                     13,987             11,788
    Sales, general and
     administrative                              14,035              9,341
                                      -----------------  -----------------
        Total operating expenses                 28,022             21,129
                                      -----------------  -----------------
Loss from operations                             (3,227)            (4,587)
                                      -----------------  -----------------
Other income (expense), net:
    Interest expense                               (124)               (44)
    Interest income and other, net                 (112)               102
                                      -----------------  -----------------
Total other income (expense), net                  (236)                58
                                      -----------------  -----------------
    Loss before provision for income
     taxes                                       (3,463)            (4,529)
    Provision (benefit) for income
     taxes                                         (353)                (2)
                                      -----------------  -----------------
Net loss                              $          (3,110) $          (4,527)
                                      =================  =================
Net loss per common share, basic and
 diluted                              $           (0.07) $           (0.11)
Shares used in computing basic and
 diluted net loss per common share               43,754             41,984

                          CAVIUM NETWORKS, INC.
            Unaudited Reconciliation of Non-GAAP Adjustments
                             (In thousands)

Reconciliation of GAAP research and
 development expenses to non-GAAP:
    GAAP research and development
     expenses                         $          13,987  $          11,788
          Stock-based compensation
           and related payroll taxes             (2,490)            (1,575)
          Acquisition-related
           compensation expenses                   (536)              (696)
          Acquisition-related
           expenses                                (302)              (208)
                                      -----------------  -----------------
     Non-GAAP research and
      development expenses            $          10,659  $           9,309
                                      =================  =================
Reconciliation of GAAP sales, general
 and administrative expenses to
 non-GAAP
    GAAP sales, general and
     administrative expenses          $          14,035  $           9,341
          Stock-based compensation
           and related payroll taxes             (2,452)            (1,606)
          Acquisition-related
           expenses                                (553)            (1,009)
          Amortization of acquired
           intangibles                             (128)               (51)
          Acquisition-related
           compensation expenses                 (1,907)              (768)
                                      -----------------  -----------------
     Non-GAAP sales, general and
      administrative expenses         $           8,995  $           5,907
                                      -----------------  -----------------

                          CAVIUM NETWORKS, INC.
            Unaudited Reconciliation of Non-GAAP Adjustments
          (In thousands, except per share data and percentages)
                                               Three Months Ended
                                      ------------------------------------
Reconciliation of GAAP gross profit &
 margin to non-GAAP:                    March 31, 2010   December 31, 2009
                                      -----------------  -----------------
Net revenue                           $          41,637  $          32,134
GAAP gross profit                                24,795             16,542
GAAP gross margin                                  59.6%              51.5%
          Acquisition-related
           compensation expenses:
                Cost of revenue                     239                  -
          Amortization of acquired
           intangibles:
                Cost of revenue                   1,096              2,281
          Stock-based compensation
           and related payroll taxes:
                Cost of revenue                     272                103
                                      -----------------  -----------------
Non-GAAP gross profit                 $          26,402  $          18,926
                                      =================  =================
Non-GAAP gross margin                              63.4%              58.9%
                                      =================  =================
                                               Three Months Ended
                                      ------------------------------------
Reconciliation of GAAP loss from
 operations to non-GAAP:                March 31, 2010   December 31, 2009
                                      -----------------  -----------------
GAAP loss from operations             $          (3,227) $          (4,587)
          Amortization of acquired
           intangibles                            1,224              2,332
          Stock-based compensation
           and related payroll taxes              5,214              3,284
          Acquisition-related
           expenses                               1,094              1,217
          Acquisition-related
           compensation expenses                  2,443              1,464
                                      -----------------  -----------------
Non-GAAP income from operations       $           6,748  $           3,710
                                      =================  =================
Non-GAAP income from operations as a
 percentage of revenue                             16.2%              11.5%
                                      =================  =================
                                               Three Months Ended
                                      ------------------------------------
Reconciliation of GAAP net loss to
 non-GAAP:                              March 31, 2010   December 31, 2009
                                      -----------------  -----------------
GAAP net loss                         $          (3,110) $          (4,527)
Non-GAAP adjustments:
      Stock-based compensation and
       related payroll taxes:
          Cost of revenue                           272                103
          Research and development                2,490              1,575
          Sales, general and
           administrative                         2,452              1,606
      Amortization of acquired
       intangibles:
          Cost of revenue                         1,096              2,281
          Sales, general and
           administrative                           128                 51
      Acquisition-related expenses                  855              1,217
      Acquisition-related
       compensation expenses                      2,682              1,464
                                      -----------------  -----------------
      Total of non-GAAP adjustments               9,975              8,297
                                      -----------------  -----------------
Non-GAAP net income                   $           6,865  $           3,770
                                      =================  =================

GAAP net loss per share (diluted)     $           (0.07) $           (0.11)
                                      =================  =================
   Non-GAAP adjustments detailed
    above                                          0.21               0.19
Non-GAAP net income per share
 (diluted)                            $            0.14  $            0.08
                                      =================  =================

GAAP weighted average shares
 (diluted)                                       43,754             41,984
   Non-GAAP share adjustment                      5,780              4,673
                                      -----------------  -----------------
Non-GAAP weighted average shares
 (diluted)                                       49,534             46,657

                          CAVIUM NETWORKS, INC.
           Unaudited GAAP Condensed Consolidated Balance Sheets
                              (In thousands)

                                                     As of
                                      ------------------------------------
                                        March 31, 2010   December 31, 2009
                                      -----------------  -----------------
Assets
Current assets:
   Cash and cash equivalents          $          65,716  $          58,918
   Accounts receivable, net                      25,835             21,958
   Inventories                                   18,367             17,965
   Prepaid expenses and other current
    assets                                        2,617              2,168
                                      -----------------  -----------------
       Total current assets                     112,535            101,009
Property and equipment, net                      15,072             14,972
Intangible assets, net                           24,112             25,388
Goodwill                                         56,312             56,607
Other assets                                      1,672              1,819
                                      -----------------  -----------------
       Total assets                   $         209,703  $         199,795
                                      =================  =================

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                   $          12,018  $          10,784
   Accrued expenses and other current
    liabilities                                   8,196              8,444
   Deferred revenue                              15,549             12,613
   Capital lease and technology
    license obligations, current                  3,344              3,271
                                      -----------------  -----------------
       Total current liabilities                 39,107             35,112
Capital lease and technology license
 obligations, net of current                      4,619              5,741
Other non-current liabilities                     2,275              2,569
                                      -----------------  -----------------
       Total liabilities                         46,001             43,422
                                      -----------------  -----------------

Stockholders' equity
   Common stock                                      44                 44
   Additional paid-in capital                   245,385            234,946
   Accumulated deficit                          (81,727)           (78,617)
                                      -----------------  -----------------
       Total stockholders' equity               163,702            156,373
                                      -----------------  -----------------
       Total liabilities and
        stockholders' equity          $         209,703  $         199,795
                                      -----------------  -----------------

Cavium Networks Contact:

Art Chadwick
Vice President of Finance and Administration and Chief Financial Officer
Tel: (650) 623-7063
Email: art.chadwick@caviumnetworks.com

Angel Atondo
Marketing Communications Manager
Tel: (650) 623-7033
 Email: angel.atondo@caviumnetworks.com